Exhibit 99.1

Apollo to Acquire Bridge Investment Group

Scaled Investment Platform Expands Apollo’s Origination Capabilities in Residential and Industrial Real Estate

Bridge Manages $50 Billion of High-Quality AUM in Complementary Sectors Aligned with Apollo’s Long-Term Growth Strategy

New York and Salt Lake City – February 24, 2025 – Apollo (NYSE: APO) and Bridge Investment Group Holdings Inc. (NYSE: BRDG) (“Bridge” or the “Company”) today announced they have entered into a definitive agreement for Apollo to acquire Bridge in an all-stock transaction with an equity value of approximately $1.5 billion.

Founded in 2009, Bridge is an established leader in residential and industrial real estate as well as other specialized real estate asset classes. Led by an experienced senior leadership team and over 300 dedicated investment professionals with significant real estate investment and operating expertise, Bridge’s forward-integrated model, nationwide operating platform and data-driven approach have fostered organic growth and consistently produced desirable outcomes across asset classes.

Bridge will provide Apollo with immediate scale to its real estate equity platform and enhance Apollo’s origination capabilities in both real estate equity and credit, which is expected to benefit Apollo’s growing suite of hybrid and real estate product offerings. Bridge manages approximately $50 billion of high-quality AUM in real estate products targeting both institutional and wealth clients and is expected to be highly synergistic with Apollo’s existing real estate equity strategies and leading real estate credit platform. The transaction is expected to be immediately accretive to Apollo’s fee-related earnings upon closing.

Apollo Partner and Co-Head of Equity David Sambur said, “We are pleased to announce this transaction with Bridge, which is highly aligned with Apollo’s strategic focus on expanding our origination base in areas of our business that are growing but not yet at scale. Led by a respected real estate team including Executive Chairman Bob Morse and CEO Jonathan Slager, Bridge brings a seasoned team with deep expertise and a strong track record in their sectors. Their business will complement and further augment our existing real estate capabilities, and we believe we can help scale Bridge’s products by leveraging the breadth of our integrated platform. We look forward to working with Bob and the talented Bridge team as we seek to achieve the strategic objectives we laid out at our recent Investor Day.”

Bridge Executive Chairman Bob Morse said, “We are proud to be joining Apollo and its industry-leading team, who share our commitment to performance and excellence. This transaction will allow the Bridge and Apollo teams to grow on the strong foundation that Bridge has built since 2009 as we work to pursue meaningful value and impact for our investors and communities. With Apollo’s global integrated platform, resources, innovation and established expertise, we are confident that Bridge will be positioned for the next phase of growth amid growing demand across the alternative investments space.”

Transaction Details

Under the terms of the transaction, Bridge stockholders and Bridge OpCo unitholders will receive, at closing, 0.07081 shares of Apollo stock for each share of Bridge Class A common stock and each Bridge OpCo Class A common unit, respectively, valued by the parties at $11.50 per each share of Bridge Class A common stock and Bridge OpCo Class A common unit, respectively.

Upon the closing of the transaction, Bridge will operate as a standalone platform within Apollo’s asset management business, retaining its existing brand, management team and dedicated capital formation team. Bob Morse will become an Apollo Partner and lead Apollo’s real estate equity franchise.

A special committee of independent directors for Bridge (the “Special Committee”), advised by its own independent legal and financial advisors, reviewed, negotiated and unanimously recommended approval of the merger agreement by the Bridge Board of Directors, determining that it was in the best interests of Bridge and its stockholders not affiliated with Bridge management and directors. Acting upon the recommendation of the Special Committee, the Bridge Board of Directors approved the merger agreement. The transaction is expected to close in the third quarter of 2025, subject to customary closing conditions for transactions of this nature, including approval by a majority of the Class A common stock and Class B common stock of Bridge, voting together and the receipt of regulatory approvals. Certain members of Bridge management and their affiliates, collectively owning approximately 51.4% of the outstanding voting power of the Class A common stock and Class B common stock of Bridge, have entered into voting agreements in connection with the transaction and have agreed to vote in favor of the transaction in accordance with the terms therein. Subject to and upon completion of the transaction, shares of Bridge common stock will no longer be listed on the New York Stock Exchange and Bridge will become a privately held company.

Further information regarding terms and conditions contained in the definitive merger agreement will be made available in Bridge’s Current Report on Form 8-K, which will be filed in connection with this transaction.

Bridge Fourth Quarter and Full-Year 2024 Earnings

Bridge will no longer be holding its fourth quarter and full-year 2024 earnings conference call and webcast scheduled for February 25, 2025, due to the pending transaction.

Advisors

BofA Securities, Citi, Goldman, Sachs & Co. LLC, Morgan Stanley & Co. LLC and Newmark Group are acting as financial advisors, Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal counsel and Sidley Austin LLP is acting as insurance regulatory counsel to Apollo. J.P. Morgan Securities LLC is serving as financial advisor to Bridge and Latham & Watkins LLP is acting as legal counsel. Lazard is serving as financial advisor to the special committee of the Bridge Board of Directors and Cravath, Swaine & Moore LLP is acting as legal counsel.

Statement Regarding Forward-Looking Information

This press release contains statements regarding Apollo, Bridge, the proposed transactions and other matters that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, discussions related to the proposed transaction between Apollo and the Company, including statements regarding the benefits of the proposed transaction and the anticipated timing and likelihood of completion of the proposed transaction, and information regarding the businesses of Apollo and the Company, including Apollo’s and the Company’s objectives, plans and strategies for future operations, statements that contain projections of results of operations or of financial condition and all other statements other than statements of historical fact that address activities, events or developments that Apollo and the Company intends, expects, projects, believes or anticipates will or may occur in the future. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words “outlook,” “indicator,” “may,” “will,” “should,” “expects,” “plans,” “seek,” “anticipates,” “plan,” “forecasts,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, but not all forward- looking statements include such words. These forward-looking statements are subject to certain risks, uncertainties and assumptions, many of which are beyond the control of Apollo and the Company, that could cause actual results and performance to differ materially from those expressed in such forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, those factors and risks described under the section entitled “Risk Factors” in Apollo’s and the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the Securities and Exchange Commission (the “SEC”).

The forward-looking statements are subject to certain risks, uncertainties and assumptions, which include, but are not limited to, and in each case as a possible result of the proposed transaction on each of Apollo and the Company: the ultimate outcome of the proposed transaction between Apollo and the Company, including the possibility that the Company’s stockholders will not adopt the merger agreement in respect of the proposed transaction; the effect of the announcement of the proposed transaction; the ability to operate Apollo’s and the Company’s respective businesses, including business disruptions; difficulties in retaining and hiring key personnel and employees; the ability to maintain favorable business relationships with customers and other business partners; the terms and timing of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement and the proposed transaction; the anticipated or actual tax treatment of the proposed transaction; the ability to satisfy closing conditions to the completion of the proposed transaction (including the adoption of the merger agreement in respect of the proposed transaction by the Company’s stockholders); other risks related to the completion of the proposed transaction and actions related thereto; the ability of Apollo and the Company to integrate the businesses successfully and to achieve anticipated synergies and value creation from the proposed transaction; global market, political and economic conditions, including in the markets in which Apollo and the Company operate; the ability to secure government regulatory approvals on the terms expected, at all or in a timely manner; the global macro-economic environment, including headwinds caused by inflation, rising interest rates, unfavorable currency exchange rates, and potential recessionary or depressionary conditions; cyber-attacks, information security and data privacy; the impact of public health crises, such as pandemics and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; litigation and regulatory proceedings, including any proceedings that may be instituted against Apollo or the Company related to the proposed transaction; and disruptions of Apollo’s or the Company’s information technology systems.

These risks, as well as other risks related to the proposed transaction, will be included in the Registration Statement (as defined below) and Joint Proxy Statement/Prospectus (as defined below) that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the Registration Statement and Joint Proxy Statement/Prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Other unknown or unpredictable factors also could have a material adverse effect on Apollo’s and the Company’s business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, neither Apollo nor the Company undertakes (and each of Apollo and the Company expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Additional Information Regarding the Transaction and Where to Find It

This press release is being made in respect of the proposed transaction between Apollo and the Company. In connection with the proposed transaction, Apollo intends to file with the SEC a registration statement on Form S-4, which will constitute a prospectus of Apollo for the issuance of Apollo common stock (the “Registration Statement”) and which will also include a proxy statement of the Company for the Company stockholder meeting (together with any amendments or supplements thereto, and together with the Registration Statement, the “Joint Proxy Statement/Prospectus”). Each of Apollo and the Company may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Registration Statement or Joint Proxy Statement/Prospectus or any other document that Apollo or the Company may file with the SEC. The definitive Joint Proxy Statement/Prospectus (if and when available) will be mailed to stockholders of the Company.

INVESTORS ARE URGED TO READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the Registration Statement and Joint Proxy Statement/Prospectus (if and when available) and other documents containing important information about Apollo, the Company and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by Apollo will be available free of charge by accessing the Investor Relations section of Apollo’s website at https://ir.apollo.com. Copies of the documents filed with, or furnished to, the SEC by the Company will be available free of charge by accessing the Investor Relations section of the Company’s website at https://www.bridgeig.com. The information included on, or accessible through, Apollo’s or the Company’s website is not incorporated by reference into this communication.

Participants in the Solicitation

Apollo, the Company, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of Apollo, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in its Proxy Statement on Schedule 14A, dated April 26, 2024 (the “Apollo Annual Meeting Proxy Statement”), which is filed with the SEC. Any changes in the holdings of Apollo’s securities by Apollo’s directors or executive officers from the amounts described in the Apollo Annual Meeting Proxy Statement have been or will be reflected in Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”) subsequently filed with the SEC and available at the SEC’s website at www.sec.gov. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in its Proxy Statement on Schedule 14A, dated March 21, 2024 (the “Company Annual Meeting Proxy Statement”), which is filed with the SEC. Any changes in the holdings of the Company’s securities by the Company’s directors or executive officers from the amounts described in the Company Annual Meeting Proxy Statement have been or will be reflected on Forms 3, Forms 4 or Forms 5, subsequently filed with the SEC and available at the SEC’s website at www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement and the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when available before making any voting or investment decisions.

About Apollo

Apollo is a high-growth, global alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade credit to private equity. For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth. Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes. As of December 31, 2024, Apollo had approximately $751 billion of assets under management. To learn more, please visit www.apollo.com.

About Bridge Investment Group

Bridge is a leading alternative investment manager, diversified across specialized asset classes, with approximately $50 billion of assets under management as of December 31, 2024. Bridge combines its nationwide operating platform with dedicated teams of investment professionals focused on select verticals across real estate, credit, renewable energy and secondaries strategies.

Contacts

For Apollo:

Noah Gunn

Global Head of Investor Relations

Apollo Global Management, Inc.

212-822-0540

ir@apollo.com

Joanna Rose

Global Head of Corporate Communications

Apollo Global Management, Inc.

212-822-0491

communications@apollo.com

For Bridge:

Shareholder Relations:

Bonni Rosen Salisbury

Bridge Investment Group Holdings Inc.

shareholderrelations@bridgeig.com

Media:

Charlotte Morse

Bridge Investment Group Holdings Inc.

(877) 866-4540

charlotte.morse@bridgeig.com

H/Advisors Abernathy

Eric Bonach / Dan Scorpio

(917) 710-7973 / (646) 899-8118

eric.bonach@h-advisors.global / dan.scorpio@h-advisors.global